UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 13, 2020

VALERO ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13175	74-1828067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Valero Way

San Antonio, Texas 78249

(Address of Principal Executive Offices)

(Zip Code)

(210) 345-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 13, 2020, Valero Energy Corporation (the “Company”) entered into the $875,000,000 364-Day Credit Agreement (the “Credit Facility”), dated as of April 13, 2020, among the Company, JPMorgan Chase Bank, N.A. as Administrative Agent and the several lenders party thereto. The Credit Facility provides for a revolving credit facility in an aggregate principal amount of up to $875,000,000. The Credit Facility matures 364 days from April 13, 2020.

Borrowings under the Credit Facility bear interest at the base rate or the eurodollar rate, at the Company’s election, plus an applicable rate ranging from 0.150% to 0.700% (in the case of base rate borrowings) and 1.150% to 1.700% (in the case of eurodollar borrowings), in each case based upon the Company’s ratings from Moody’s and S&P.

The Credit Facility requires the Company to pay a commitment fee accruing on the daily amount of used and unused commitments of the lenders at a rate ranging from 0.350% and 0.550% per annum, based upon the Company’s ratings from Moody’s and S&P.

Interest and commitment fees under the Credit Facility are payable quarterly in arrears (or shorter, if the interest period elected by the Company is shorter than 3 months). In addition to the commitment fee, the Credit Facility also requires the Company to pay a customary agency fee to the Administrative Agent.

The Credit Facility contains various customary affirmative and negative covenants and events of default. Proceeds under the Credit Facility will be used for working capital purposes of the Company and its subsidiaries.

The foregoing description is not complete and is qualified in its entirety by reference to the Credit Facility which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Credit Facility is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1

$875,000,000 364-Day Revolving Credit Agreement, dated as of April 13, 2020, among Valero Energy Corporation, as Borrower; JPMorgan Chase Bank, N.A., as Administrative Agent; and the lenders named therein.

104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2020	VALERO ENERGY CORPORATION

	By:	/s/ J. Stephen Gilbert
J. Stephen Gilbert
Secretary